                                                                    Exhibit 10.1

                     CREDIT AGREEMENT dated as of December
            10, 1996 between TREX COMPANY, LLC, a Delaware limited
                              liability company,
                  and FIRST UNION NATIONAL BANK OF VIRGINIA,
                        a national banking association.

            The parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

            Section 1.01 Definitions. All capitalized terms used in this
                         -----------
Agreement or in any Appendix, Schedule or Exhibit hereto which are not otherwise defined herein or therein shall have the respective meanings set forth in the Appendix attached hereto identified as the Definitions Appendix. The Definitions Appendix is incorporated herein by reference in its entirety and is a part of this Agreement to the same extent as if it had been set forth in this Section
1.01 in full.

            Section 1.02 Accounting Terms and Determinations. Unless otherwise
                         -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Bank.


                                  ARTICLE II
                                  THE CREDIT

            Section 2.01 Commitment to Lend. The Bank agrees, on the terms and
                         ------------------
conditions set forth in this Agreement, to make Loans to the Borrower from time to time during the Revolving Credit Period in amounts such that the aggregate principal amount of Loans at any one time outstanding will not exceed the lesser of (i) the Commitment and (ii) the Borrowing Base. Within the foregoing limit, the Borrower may borrow, prepay and reborrow Loans at any time during the Revolving Credit Period.

            Section 2.02 Methods of Borrowing.
                         --------------------

            (a) Notice of Borrowing. Except as otherwise provided in this
                -------------------
Section, the Borrower may, with the approval of the Bank, give the Bank notice substantially in the form of Exhibit A hereto (a "Notice of Borrowing") not later than 12:00 P.M. (local time in Jacksonville, Florida) on the date of each requested Loan, specifying the date of such Loan and the amount of such Loan.

   (b) Operating Account Overdrafts. If on any day Items are presented to the
       ----------------------------
Bank for payment against the Operating Account which Items, in the aggregate, would, if paid in full, cause the Available Balance in the Operating Account on such day to be less than $0, such presentation shall be deemed to be a request by the Borrower for a Loan on the date of such presentation in an amount equal to the amount (rounded upward to the nearest $1,000) required to cause such Available Balance to equal $0.

   (c) Overdrafts in Other Accounts. The Bank may, at its option, pay any Item
       ----------------------------
which will cause any deposit account maintained by the Borrower with the Bank to become overdrawn, and such payment shall be deemed a Loan hereunder.

   Section 2.03 Funding of Loans. The Bank shall disburse the proceeds of each
                ----------------
Loan requested, or deemed to be requested, pursuant to Section 2.02 as follows:

   (a) The proceeds of each Loan under Section 2.02(a) shall be made available by the Bank to the Borrower in Federal or other funds immediately available at the Bank's address referred to in Section 8.01.

   (b) The proceeds of each Loan under Section 2.02(b) or (c) shall be disbursed by the Bank by way of direct payment of the relevant Item or by way of deposit to the Operating Account of the amount set forth in Section 2.02(b), as the case may be.

   Section 2.04 Note.
                ----
   (a) Evidence of Loans. The Loans shall be evidenced by a single Note
       -----------------
payable to the order of the Bank in an amount equal to the aggregate unpaid principal amount of the Loans.

   (b) Records of Amounts Due. The Bank shall record the date and amount of
       ----------------------
each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if the Bank so elects in connection with any transfer or enforcement of the Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the
                                                             --------
failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Note. The Bank is hereby irrevocably authorized by the Borrower so to endorse the Note and to attach to and make a part of the Note a continuation of any such schedule as and when required. The Bank shall send the Borrower a copy of any endorsements and continuations so made.

   Section 2.05 Interest Rate.
                -------------
   (a) LIBOR-based Rate. Each Loan shall bear interest on the outstanding
       ----------------
principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the applicable LIBOR-based Rate for such day. Such interest shall be payable for each month in arrears on the first day of the immediately succeeding calendar month.

   The "Adjusted London Interbank Offered Rate" means on any day a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1 %) by dividing (i) the London Interbank Offered Rate for such day by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

   "LIBOR-based Rate" means for any day, the sum of (i) the Adjusted London Interbank Offered Rate for such day plus (ii) 200 basis points.

   The "London Interbank Offered Rate" means the rate per annum designated as the British Bankers' Association settlement rate as of 11:00 A.M. (London time) for one month deposits in Dollars in the London interbank market that appears on the display on page 3750 (under the caption "USD" of the Telerate Services, Incorporated screen (the "Telerate Screen") (or on such other display as may replace such page on the Telerate Screen) at such time) each Euro-Dollar Business Day; provided that if no offered quotations appear on the Telerate
              --------
Screen or if quotations are not given on the Telerate Screen for such one month period, then the London Interbank Offered Rate shall mean the rate per annum determined by the Bank at which United States Dollars in the amount of $5,000,000 are being offered to leading banks in the London interbank market for Dollar deposits at approximately 11:00 A.M. London time two Euro-Dollar Business Days prior to such day for settlement in immediately available funds by leading banks in the London interbank market for a one month period.

   "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Euro-currency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

   The LIBOR-based Rate shall change from time to time with changes to occur on the date the London Interbank Offered Rate changes on the Telerate Screen page 3750, or if such rate is not available, by reference to the rate being offered to leading banks.

   (b) Overdue Amounts. Any overdue principal of or interest on any Loan shall
       ---------------
bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the LIBOR-based Rate applicable to such Loan on such day.


   Section 2.06 Fees.
                ----

   (a) Unused Commitment Fee. The Borrower shall pay to the Bank an unused
       ---------------------
commitment fee (the "Commitment Fee") for each day at a rate per annum equal to the product of (i) 12.5 basis points multiplied by (ii) the excess of the Commitment over the aggregate amount of the Loans on such day. Such unused commitment fee shall accrue from and including the Effective Date to but excluding the Termination Date (or earlier date of termination of the Commitment in its entirety) and shall be payable quarterly in arrears on each Quarterly Date and on the Termination Date.

   (b) Audit Fee. The Borrower shall pay an audit fee, not to exceed $2,500.00,
       ---------
for each audit required to be made pursuant to Section 5.06.


   Section 2.07 Adjustments of Commitment.
                -------------------------

   (a) Optional Termination or Reductions of Commitment. The Borrower may,
       ------------------------------------------------
upon at least three Business Days' notice to the Bank, (i) terminate the Commitment at any time, if no Loans are outstanding at such time or (ii) reduce from time to time the amount of the Commitment in excess of the aggregate outstanding principal amount of the Loans. If the Commitment is terminated in its entirety, all accrued fees shall be payable on the effective date of such termination.

   (b) Optional Extension of Commitment.
       --------------------------------

       (i) The Revolving Credit Period shall be for an initial term of two years. The Bank may elect, by notice to the Borrower not less than 15 days and not more than 45 days prior to the first anniversary of the Effective Date or the first anniversary of an Extension Date (as applicable, an "Anniversary Date"), to extend the Revolving Credit Period until the second anniversary of such Anniversary Date (each of the first and subsequent Anniversary Dates on which the Revolving Credit Period is extended hereunder being referred to herein as an "Extension Date"). Failure by the Bank to notify the Borrower of such election within the above time period shall be deemed to constitute an election by the Bank not to extend the Revolving Credit Period.

       (ii) If the Bank shall have elected to extend the Revolving Credit Period as provided in this Section 2.07(b), the Borrower shall deliver to the Bank, on the applicable Extension Date (and in exchange for the Note of the Borrower then held by the Bank), a Note maturing on the second anniversary of such Extension Date in the principal amount of the Commitment.

       (iii) If the Bank shall have elected to extend the Revolving Credit Period as provided in this Section 2.07(b), then the Revolving Credit Period shall continue until the second anniversary of the Extension Date in effect, and the term "Termination Date", as used herein, shall mean such second anniversary.

   Section 2.08 Maturity and Repayment of Loans.
                -------------------------------

   (a) Maturity of Termination Date. Each Loan shall mature, and the principal
       ----------------------------
amount thereof shall be due and payable, on the Termination Date.

   (b) Mandatory Prepayments of Loans Exceeding Borrowing Base. If on any day
       -------------------------------------------------------
the aggregate outstanding principal amount of all Loans exceeds the Borrowing Base, the Borrower shall prepay, and there shall become due and payable, on such date the principal amount of the Loans equal to such excess, together with interest thereon to the date of repayment.

   (c) Mandatory Repayments from Operating Account.
       -------------------------------------------

       (i) Deposits of Proceeds to Operating Account. The Borrower shall
           -----------------------------------------
     instruct all Account Debtors and other Persons obligated in respect of Accounts and other Collateral to make all payments in respect of the Accounts or other Collateral directly to the Bank (by instructing that such payments be remitted to a post office box which shall be in the name of the Borrower but under the control of the Bank). Except as provided in Section
     3.04 of the Security Agreement, all such payments made to the Bank shall be deposited in the Operating Account. In addition to the foregoing, the Borrower agrees that if the proceeds of any Collateral (including the payments made in respect of Accounts) shall be received by it, the Borrower shall, unless Section 3.04 of the Security Agreement shall require otherwise, as promptly as possible deposit such proceeds to the Operating Account. Until so deposited, all such proceeds shall be held in trust by the Borrower for and as the property of the Bank and shall not be commingled with any other funds or property of the Borrower. The Borrower hereby irrevocably authorizes and empowers the Bank, its officers, employees and authorized agents to endorse and sign its name on all checks, drafts, money orders or other media of payment so delivered, and such endorsements or assignments shall, for all purposes, be deemed to have been made by the Borrower prior to any endorsement or assignment thereof by the Bank. The Bank may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

       (ii)Loans Due to Extent of Available Balance. Each Business Day, that
           ----------------------------------------
     principal amount of the Loans equal to the then Available Balance shall become due and payable.

   (iii) Withdrawals from Operating Account to Pay Obligations. The Available
         -----------------------------------------------------
Balance on deposit in the Operating Account, or so much thereof as is necessary to pay in full the Obligations referred to in this Section 2.08(c)(iii), shall be withdrawn by the Bank each Business Day and applied to repay the Obligations which are then due and payable (including those which become due and payable on such date pursuant to subsection (ii) above).

   (d)   Optional Prepayments of Loans. The Borrower may upon at least one
         -----------------------------
Business Day's notice to the Bank, prepay any Loan, in whole at any time, or from time to time in part, without penalty, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. The notice of prepayment delivered by the Borrower to the Bank shall not be revocable by the Borrower following its receipt by the Bank.

   Section 2.09 General Provisions as to Payments. The Borrower shall make each
                ---------------------------------
payment of principal of and interest on the Loans and fees hereunder not later than 12:00 Noon (local time in Jacksonville, Florida) on the date when due, without set-off, counterclaim or other deduction, in Federal or other funds immediately available in Jacksonville, Florida, to the Bank at its address referred to in Section 8.01. The Borrower hereby irrevocably authorizes the Bank to deduct from the Operating Account at any time such amount as may then be necessary to pay Obligations referred to in clause (ii)(A) of the definition of Available Balance. Whenever any payment of principal of, or interest on, the Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

   Section 2.10 Computation of Interest and Fees. Interest on Loans hereunder
                --------------------------------
shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).


                                  ARTICLE III
                                  CONDITIONS

   Section 3.01 Conditions to Closing. The obligation of the Bank to make the
                ---------------------
first Loan hereunder is subject to the satisfaction of the following conditions:

   (a) Effectiveness. This Agreement shall have become effective in accordance
       -------------
with Section 8.08.

   (b) Note. On or prior to the Closing Date, the Bank shall have received a
       ----
duly executed Note dated on or before the Closing Date complying with the provisions of Section 2.04.

   (c) Other Loan Documents. Each of the Loan Documents to be executed on or
       --------------------
before the Closing Date shall be in form and substance reasonably satisfactory to the Bank and shall have been duty executed and delivered to the Bank by each of the parties thereto.

   (d) Adverse Change, etc. On the Closing Date, nothing shall have occurred
       -------------------
(and the Bank shall not have become aware of any facts or conditions not previously known) which has, or could reasonably be expected to have, a Material Adverse Effect.

   (e) Officer's Certificate. The Bank shall have received a certificate dated
       ---------------------
the Closing Date signed on behalf of the Borrower by the Chairman of the Board, the President, any Vice President or the Treasurer of the Borrower stating that
(x) on the Closing Date and after giving effect to the Loan being made on the Closing Date, no Default or Event of Default shall have occurred and be continuing and (y) to the best knowledge and belief of such officer, the representations and warranties of the Borrower contained in the Loan Documents are true and correct on and as of the Closing Date.

   (f) Opinion of Borrower's Counsel. On the Closing Date, the Bank shall have
       -----------------------------
received from counsel to the Borrower an opinion addressed to the Bank, dated the Closing Date, substantially in the form of Exhibit C hereto and covering such additional matters incident to the transactions contemplated hereby as the Bank may reasonably request.

   (g) Company Proceedings. On the Closing Date, the Bank shall have received
       -------------------
(i) a copy of the Borrower's Certificate of Formation, as amended, certified by the Secretary of the State of Delaware and dated as of a recent date prior to the Closing Date; (ii) a certificate of the Secretary of the State of Delaware and each other state in which the Borrower is qualified as a foreign limited liability company to do business, dated as of a recent date prior to the Closing Date, as to the good standing of the Borrower; (iii) a copy of the Borrower's Limited Liability Company Agreement, including all amendments thereto; and (iv) a certificate of the appropriate officer or other authorized person of the Borrower dated the Closing Date and certifying (A) that the documents referred to in clause (iii) above have not been amended since the date of said certificate, (B) that attached thereto is a true, correct and complete copy of resolutions adopted by the managers of the Borrower authorizing the execution, delivery and performance of the Credit Agreement, the Note and the Security Agreement and each other document delivered in connection herewith or therewith and that said resolutions have not been amended and are in full force and effect on the date of such certificate, (C) as to the incumbency and specimen signatures of each officer or other authorized person of the Borrower executing this Agreement, the Note and the Security Agreement or any other document delivered in connection herewith or therewith and (D) certifying as to the names and respective jurisdictions of organization of all Subsidiaries of the Borrower existing on the Closing Date.

   All company and legal proceedings and instruments and agreements relating to the transactions contemplated by this Agreement or in any other document delivered in connection therewith shall be satisfactory in form and substance to the Bank and its counsel, and the Bank shall have received all information and copies of all documents and papers, including records of company proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Bank reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper company or governmental authorities.

   (h) Perfection of Security Interests; Search Reports. On or prior to the
       ------------------------------------------------
Closing Date, the Bank shall have received:


       (i) a Perfection Certificate of the Borrower, substantially in the form of Exhibit A to the Security Agreement;

       (ii) appropriate Financing Statements (Form UCC-1 or such other financing statements or similar notices as shall be required by local law) fully executed for filing under the Uniform Commercial Code or other applicable local law of each jurisdiction in which the filing of a financing statement or giving of notice may be required, or reasonably requested by the Bank, to perfect the security interests purported to be created by the Loan Documents;

       (iii) copies of reports from Prentice-Hall Financial Services or other independent search service reasonably satisfactory to the Bank listing all effective financing statements that name the Borrower (under its present name and any previous name and, if requested by the Bank, under any trade names) as debtor or seller that are filed in the jurisdictions referred to in clause
   (i) above, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which the Bank shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law) fully executed for filing; and

       (iv) evidence of the completion of all other filings and recordings of, or with respect to, the Loan Documents as may be necessary or, in the opinion of the Bank, desirable to perfect the security interests intended to be created by the Loan Documents.

   (i) Closing Date Borrowing Base Certificate. On the Closing Date, the
       ---------------------------------------
Borrower shall have delivered to the Bank its initial Borrowing Base Certificate meeting the requirements of Section 5.01(f).

   (j) Payment of Fees. All reasonable costs, fees and expenses due to the Bank
       ---------------
on or before the Closing Date (including, without limitation, legal fees and expenses) shall have been paid.

   (k) Counsel Fees. The Bank shall have received payment from the Borrower of
       ------------
the reasonable fees and expenses of McGuire, Woods, Battle & Boothe, LLP described in Section 8.03 which are billed through the Closing Date.

The Bank shall promptly notify the Borrower of the Closing Date, and such notice shall be conclusive and binding on all parties hereto. The documents referred to in this Section shall be delivered to the Bank no later than the Closing Date. The certificates and opinion referred to in this Section shall be dated the Closing Date.

   (l) CIGNA Agreements. The Bank shall have received a certificate of the
       ----------------
appropriate officer or other authorized person of the Borrower dated the Closing Date and certifying (A) that attached thereto are true, correct and complete copies of the CIGNA Agreements, and (B) that the documents referred to in clause
(A) above have not been amended since the date of said certificate.

   Section 3.02 Conditions to All Loans. The obligation of the Bank to make each
                -----------------------
Loan is subject to the satisfaction of the following conditions:

       (i)   the fact that the Closing Date shall have occurred;

       (ii) the fact that, immediately after the making of such Loan, the aggregate outstanding principal amount of all Loans shall not exceed the lesser of (A) the Commitment and (B) the Borrowing Base;

       (iii) the fact that, immediately before and after the making of such Loan, no Default shall have occurred and be continuing;

       (iv) the fact that the representations and warranties of the Borrower contained in this Agreement shall be true on and as of the date of such Loan; and

       (v) (A) the Bank shall in good faith have determined that its prospect of receiving payment in full of the Obligations then outstanding or its ability to exercise its rights and remedies hereunder and under the other Loan Documents have not been impaired, (B) no event or condition shall have occurred since the Effective Date which has or could reasonably be expected to have a Material Adverse Effect or (C) the Bank shall not reasonably suspect that one or more Events of Default have occurred.

Each Loan hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Loan as to the facts specified in clauses (iii) and
(iv) of this Section.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants that:

         Section 4.01 Existence and Power. The Borrower is a limited liability
                      -------------------
company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of the state of its organization and has all powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Each of the Borrower and the Subsidiaries is duly qualified as a foreign entity, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a Material Adverse Effect.

         Section 4.02 Company and Govermmental Authorization; No Contravention.
                      --------------------------------------------------------
The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party are within the limited liability company powers of the Borrower, have been duly authorized by all necessary company action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for any such action or filing as shall have been taken or made and that is in full force and effect from and after the Closing Date) and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of the organizational documents of the Borrower or any Subsidiary or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Borrower or any Subsidiary or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         Section 4.03 Binding Effect. Each Loan Document other than the Note to
                      --------------
which the Borrower is a party constitutes a valid and binding agreement of the Borrower and the Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable against the Borrower in accordance with its terms except in each case as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 4.04 Financial Condition.
                      -------------------

         (a) [Intentionally Deleted]
              ---------------------

         (b) Interim Financial Statements. The unaudited consolidated balance
             ----------------------------
sheet of the Borrower and its Consolidated Subsidiaries as of September, 1996 and the related unaudited consolidated income statements for the month then ended, copies of which have been delivered to the Bank, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and changes in financial position for such twelve-month period (subject to normal year-end audit adjustments).

         (c) Material Adverse Change. Since September, 1996 there has been no
             -----------------------
material adverse change in condition (financial or otherwise), results of operations, properties, assets, business or prospects of the Borrower or of the Borrower and its Consolidated Subsidiaries, considered as a whole.

         Section 4.05 Litigation. Except as set forth on Schedule 4.05, ther is
                      ----------
no material action, suit, proceeding or investigation pending against, or to the knowledge of the Borrower threatened against, contemplated or affecting, the Borrower or any of its Subsidiaries before any court, arbitrator or any governmental body, agency or official which has, or could reasonably be expected to have, a Material Adverse Effect, or which in any manner draws into question the validity or enforceability of this Agreement or the Note, and there is no basis known to the Borrower or any of its Subsidiaries for any such action, suit, proceeding or investigation.

         Section 4.06 Regulation U; Use of Proceeds. The Borrower and its
                      -----------------------------
Subsidiaries do not own any "margin stock" as such term is defined in Regulation
U. The proceeds of the Loans will be used by the Borrower only for the purposes set forth in Section 5.16 hereof.

         Section 4.07 Regulatory Restrictions on Borrowing. Neither the Borrower
                      ------------------------------------
nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

         Section 4.08 Subsidiaries. Part I of Schedule 4.08 (as such Schedule
                      ------------
may be supplemented by a writing delivered by the Borrower to the Bank from time to time after the Effective Date) hereto lists each Subsidiary of the Borrower (and the direct and indirect ownership interests of the Borrower therein), in each case existing on the Effective Date. Except as set forth on Part 1 of such
Schedule 4.08, each such Subsidiary existing on the date hereof is, and, in the case of any additional corporate Subsidiaries formed after the Effective Date, each of such additional corporate Subsidiaries will be at each time that this representation is made or deemed to be made after the Effective Date, a wholly-owned Subsidiary that is a corporation duly incorporated, validly existing and, to the extent relevant in such jurisdiction, in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Except as listed on Part 2 of Schedule 4.08 (as such Schedule may be supplemented by a writing delivered by the Borrower to the Bank from time to time after the Effective Date), neither the Borrower nor any of its Subsidiaries is engaged in any joint venture or partnership with any other Person.

         Section 4.09 Full Disclosure. All factual information (taken as a
                      ---------------
whole) furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in all material respects on the date as of which such information is dated or certified and is not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided. Except for economic trends generally known to the public affecting generally the industry in which the Borrower and its Subsidiaries conduct their business, the Borrower has disclosed to the Bank in writing any and all facts which materially and adversely affect or may materially and adversely affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement.

         Section 4.10 Tax Returns and Payments. Each of the Borrower and its
                      ------------------------
Subsidiaries has filed all United States Federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all taxes and assessments payable by it which have become due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary, other than those not yet delinquent and except for those contested in good faith. Each of the Borrower and its Subsidiaries has paid, or has provided adequate reserves (in good faith judgment of the management of the Borrower) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

         Section 4.11 Compliance with ERISA. Each member of the ERISA Group has
                      ---------------------
fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

         Section 4.12 Intellectual Property. Each of the Borrower and its
                      ---------------------
Subsidiaries owns or possesses or holds under valid non-cancelable licenses all Patents, Trademarks, service marks, trade names, copyrights, Licenses and other intellectual property rights that are necessary for the operation of their respective properties and businesses, and neither the Borrower nor any of its Subsidiaries is in violation of any provision thereof. The Borrower and its Subsidiaries conduct their business without infringement or claim of infringement of any material license, patent, trademark, trade name, service mark, copyright, trade secret or any other intellectual property right of others and there is no infringement or, except as set forth on Schedule 4.12, claim of infringement by others of any material license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of the Borrower and its Subsidiaries.

         Section 4.13 No Burdensome Restrictions. No contract, lease, agreement
                      --------------------------
or other instrument to which the Borrower or any of its Subsidiaries is a party or by which any of its property is bound or affected, no charge, corporate restriction, judgment, decree or order and no provision of applicable law or governmental regulation has had or is reasonably expected to have a Material Adverse Effect.

         Section 4.14 Environmental Matters. In the ordinary course of its
                      ---------------------
business, the Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted at any such facility, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have a material adverse effect on the business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

         Section 4.15 Accounts. With respect to each Account, all records,
                      --------
papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and all papers and documents (if any) relating thereto:
(i) represent legal, valid and binding obligations of the respective Account Debtor, subject to adjustments customary in the business of the Borrower, with respect to unpaid indebtedness incurred by such Account Debtor in respect of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) are the only original writings evidencing and embodying such obligation of the Account Debtor named therein (other than copies created for general accounting purposes) and are in compliance with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.


                                   ARTICLE V
                                   COVENANTS

         The Borrower agrees that, so long as the Bank has any Commitment hereunder or any Obligation remains unpaid:

         Section 5.01 Information. The Borrower will deliver or cause to be
                      -----------
delivered to the Bank:

         (a)      Annual Financial Statements. As soon as available and in any
                  ---------------------------
event within 90 days after the end of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated and consolidating statements of income, changes in members' equity
                                                     --------------------------
and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon by Ernst & Young, LLP or other independent public accountants reasonably satisfactory to the Bank, which opinion shall not be qualified as to the scope of the audit and which shall state that such consolidated financial statements present fairly the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of the date of such financial statements and the results of their operations for the period covered by such financial statements in conformity with generally accepted accounting principles applied on a consistent basis (except for changes in the application of which such accountants concur) and shall not contain any "going concern" or like qualification or exception or qualification arising out of the scope of the audit.

         (b)      Monthly Financial Statements. As soon as available and in any
                  ----------------------------
event within 15 days after the end of each of the first eleven months of each fiscal year of the Borrower a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal month (with all supporting schedules) and the related consolidated statements of income, changes in members' equity and cash flows of the Borrower and its Consolidated Subsidiaries for such month, setting forth in each case in comparative form the figures for the corresponding month of the Borrower's previous fiscal year, all certified (subject to normal year-end audit adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or chief accounting officer of the Borrower.

         (c)      Officer's Certificate. Simultaneously with the delivery of
                  ---------------------
each set of financial statements referred to in subsections (a) and (b) above, a certificate of the chief financial officer or chief accounting officer of the Borrower, (i) if applicable, setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.18 through 5.20, on the date of such financial statements, (ii) setting forth in reasonable detail the business outlook and performance of the Borrower and its Consolidated Subsidiaries as of the date of such certificate, (iii) stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto, and (iv) stating whether, since the date of the most recent previous delivery of financial statements pursuant to subsections (a) and
(b) of this Section, there has been any material adverse change in the condition (financial or otherwise), results of operations, properties, assets, business or prospects of the Borrower or of the Borrower and its Consolidated Subsidiaries, considered as a whole, and, if so, the nature of such material adverse change.

         (d)      Accountant's Certificate. Simultaneously with the delivery of
                  ------------------------
each set of financial statements referred to in subsection (a) above, a statement of the firm of independent public accountants which reported on such statements (x) whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (y) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to subsection (d) above.

         (e)      Borrowing Base Certificate. Upon receipt of a notice from the
                  --------------------------
Bank that a Loan has been made, a Borrowing Base Certificate executed by the chief financial officer or chief accounting officer of the Borrower setting forth the Borrowing Base as of the date of receipt of said notice. Once a Loan has been made, the Borrower shall submit a Borrowing Base Certificate at least monthly, within 10 days after the end of each calendar month, until such time as the outstanding principal balance of the Loans has been reduced to Zero Dollars ($0.00) and such balance has been maintained for thirty (30) consecutive days, and shall resume in accordance herewith upon the next following Loan.

         (f)      Accounts Receivables Agings. As soon as available and in any
                  ---------------------------
event within 15 days after the end of each calendar month:

                  (A) a report listing all Accounts of the Borrower as of the last Business Day of such month, which report shall include the amount and age of each Account, the name and mailing address of each Account Debtor and such other information as the Bank may reasonably require in order to verify the Eligible Accounts, all in reasonable detail and in form reasonably satisfactory to the Bank;

                  (B) a report listing all Inventory of the Borrower as of the last Business Day of such month, which shall include the cost and location thereof and such other information as the Bank may reasonably require in order to verify the Eligible Inventory, all in reasonable detail and in form reasonably satisfactory to the Bank; and

                  (C) a report listing all accounts payable of the Borrower in reasonable detail and in form reasonably satisfactory to the Bank.

         (g)      Default. Forthwith upon the occurrence of any Default, a
                  -------
certificate of the chief financial officer or chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.

         (h)      Litigation. As soon as reasonably practicable after obtaining
                  ----------
knowledge of the commencement of, or of a material threat of the commencement of, an action, suit, proceeding or investigation against the Borrower or any of its Subsidiaries which could materially adversely affect the condition (financial or otherwise), results of operations, properties, assets, business or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole, or could otherwise have a Material Adverse Effect or which in any manner questions the validity of this Agreement or any of the other transactions contemplated hereby or thereby, an explanation of the nature of such pending or threatened action, suit, proceeding or investigation and such additional information as may be reasonably requested by the Bank.

         (i)      Auditors' Management Letters. Promptly upon receipt thereof,
                  ----------------------------
copies of each report submitted to the Borrower or any of its Consolidated Subsidiaries by independent public accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any of its Consolidated Subsidiaries including, without limitation, each report submitted to the Borrower or any of its Consolidated Subsidiaries concerning its accounting practices and systems and any final comment letter submitted by such accountants to management in connection with the annual audit of the Borrower and its Consolidated Subsidiaries.

         (j)      Tax Returns. Within 10 days after filing, copies of all
                  -----------
federal, state and local income tax returns filed by the Borrower or any Subsidiary.

         (k)      ERISA Matters. If and when any member of the ERISA Group (i)
                  -------------
gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under
Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take.

         (l)      Environmental Matters. Promptly, upon receipt of any
                  ---------------------
complaint, order, citation, notice or other written communication from any Person with respect to, or upon the Borrower's obtaining knowledge of, (A) the existence or alleged existence of a violation of any applicable Environmental Law in connection with any property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries, (B) any release on such property or any part thereof in a quantity that is reportable under any applicable Environmental Law and (C) any pending or threatened proceeding for the termination, suspension or non-renewal of any permit required under any applicable Environmental Law, in each case in which there is a reasonable likelihood of an adverse decision or determination which could result in a Material Adverse Effect.

         (m)      Other Information. From time to time such additional financial
                  -----------------
or other information regarding the condition (financial or otherwise), results of operations, properties, assets, business or prospects of the Borrower or any of its Subsidiaries as the Bank may reasonably request.

         Section 5.02 Payment of Obligations. The Borrower will pay and
                      ----------------------
discharge, and will cause each of its Subsidiaries to pay and discharge, as the same shall become due and payable, (i) all their respective obligations and liabilities, including all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, in any such case, if unpaid, might by law give rise to a Lien upon any of their properties or assets and (ii) all lawful taxes, assessments and charges or levies made upon their properties or assets, by any governmental body, agency or official, except where any of the items in clause (i) or (ii) of this Section 5.02 may be diligently contested in good faith by appropriate proceedings and the Borrower or such Subsidiary shall have set aside on its books, if required under generally accepted accounting principles, appropriate reserves for the accrual of any such items.

         Section 5.03 Maintenance of Property; Insurance.
                      ----------------------------------

         (a)      Maintenance of Properties. The Borrower will keep, and will
                  -------------------------
cause each of its Subsidiaries to keep, all property useful and necessary in their respective businesses in good working order and condition, subject to ordinary wear and tear.

         (b)      Insurance. The Borrower will maintain, and will cause each of
                  ---------
its Subsidiaries to maintain, insurance with financially sound and responsible companies in such amounts (and with such risk retentions) and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Borrower and its Subsidiaries operate. The Borrower will deliver to the Bank upon request from time to time full information as to the insurance carried.

         Section 5.04 Conduct of Business and Maintenance of Existence. The
                      ------------------------------------------------
Borrower will continue, and will cause each of its Subsidiaries to continue, to engage in business of the same general type as now conducted by the Borrower and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each of its Subsidiaries to preserve, renew and keep in full force and effect, their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.04 shall prohibit (i) the
             --------
merger of a Subsidiary into the Borrower or the merger or consolidation of a Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred; or (ii) the change in the Borrower's form of business entity to a corporation taxed in accordance with Subchapter C of the Internal Revenue Code, provided that (A) such successor corporation shall expressly assume in a manner satisfactory to the Bank the due and punctual performance and observance of each covenant and obligation of the Borrower under this Agreement, the Note, and the other Loan Documents to which it is a party; and (B) the Loan Documents are modified accordingly to the satisfaction of the Bank.

         Section 5.05 Compliance with Laws. The Borrower will comply, and will
                      --------------------
cause each of its Subsidiaries to comply, with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, ERISA and the rules and regulations thereunder) except (i) where the necessity of compliance therewith is contested in good faith by appropriate proceedings or (ii) where noncompliance could not reasonably be expected to have a Material Adverse Effect.

         Section 5.06 Accounting: Inspection of Property, Books and Records.
                      -----------------------------------------------------
The Borrower will keep, and will cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to their respective businesses and activities, will maintain, and will cause each of its Subsidiaries to maintain, their respective fiscal reporting periods on the present basis and will permit, and will cause each of its Subsidiaries to permit, representatives of the Bank to visit and inspect any of their respective properties, to examine and make copies from any of their respective books and records and to discuss their respective affairs, finances and accounts with their officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired, but not more frequently than annually unless a Default has occurred. Notwithstanding the above, the Borrower shall be permitted to make adjustments to its books of record and accounts as may be required or as may be requested by an audit or outside review, so long as the purpose of such adjustment is to bring said books or accounts into conformity with generally accepted accounting principles.

         Section 5.07 Collection of Accounts. The Borrower shall use its best
                      ----------------------
efforts to cause to be collected from each Account Debtor, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The Borrower may rescind or cancel any indebtedness or obligation evidenced by any Account, modify, make adjustments to, extend, renew, compromise or settle any material dispute, claim, suit or legal proceeding relating to or sell or assign any Account, or interest therein, provided that
                                                                --------
the Borrower obtains the written consent of the Bank prior to doing any of the foregoing (which consent shall not be unreasonably or untimely withheld or delayed) Notwithstanding the foregoing, subject to the rights of the Bank under the Loan Documents, unless a Default or an Event of Default shall have occurred and be continuing, the Borrower may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Borrower finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of discounts, over-billings and miscellaneous credits, all in accordance with the Borrower's ordinary course of business consistent with its historical collection practices. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by the Borrower or the Bank, shall be borne by the Borrower. Upon the sale or assignment of any Account as allowed by this
Section 5.07, the Bank will (as soon as reasonably practicable after receipt of notice from the Borrower requesting the same but at the expense of the Borrower) send the Borrower, for each jurisdiction in which a UCC financing statement is on file to perfect the security interests granted to the Bank hereunder, a termination statement to the effect that the Bank no longer claims a security interest under such financing statement.

         Section 5.08 Notification to Account Debtors. Upon the effectiveness of
                      -------------------------------
this Agreement, the Borrower will promptly notify each Account Debtor in respect of any Account or Instrument that any payments due or to become due in respect of such Collateral are to be made in the name of the Borrower to such address and post office box as shall be specified by the Bank. Except as set forth in
Section 3.04 of the Security Agreement, each such payment shall, upon receipt by the Bank, be deposited in the Operating Account in accordance with Section 2.08(c). In the event the Borrower, in good faith, fails to notify any Account Debtor as required hereby, the Borrower shall have 30 days from the earlier of
(i) becoming aware of such failure, or (ii) being made aware of such failure, to comply with this Section. Upon the occurrence of a Default or an Event of Default, the Borrower will promptly notify (and the Borrower hereby authorizes the Bank so to notify) each Account Debtor in respect of any Account or Instrument that such Collateral has been assigned to the Bank and that any payments due or to become due in respect of such Collateral are to be made directly to the Bank in accordance with Section 3.04 of the Security Agreement.

         Section 5.09 Restriction on Liens. The Borrower will not, and will not
                      --------------------
permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any Collateral, or sell any Collateral subject to an understanding or agreement, contingent or otherwise, to repurchase such Collateral (including sales of accounts receivable or notes with recourse to the Borrower or any of its Subsidiaries) or assign any right to receive income, or file or permit the filing of any financing statement under the Uniform Commercial Code as in effect in any applicable jurisdiction or any other similar notice of Lien under any similar recording or notice statute; provided that the
                                                              --------
provisions of this Section 5.09 shall not prevent the creation, incurrence, assumption or existence of the following (with such Liens described below being herein referred to as "Permitted Liens"):

                  (i)      Liens created by the Loan Documents;

                  (ii) Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established; and

                  (iii) Liens imposed by law securing the charges, claims, demands or levies of carriers, warehousemen, mechanics and other like persons which were incurred in the ordinary course of business which (A) do not in the aggregate materially detract from the value of the property or assets subject to such Lien or materially impair the use thereof in the operation of the business of the Borrower or any Subsidiary or (B) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such lien.

         Section 5.10 Limitation on Guarantees. Neither the Borrower nor any of
                      ------------------------
its Subsidiaries shall Guarantee any Debt of any Person or Persons in excess of $100,000.00 in the aggregate at any time.

         Section 5.11 [Intentionally Deleted]
                      -----------------------

         Section 5.12 Consolidations, Mergers and Sales of Assets. The Borrower
                      -------------------------------------------
will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of the Borrower to any other Person or Persons; provided that the
                                                           --------
Borrower may merge with another Person if (A) the Borrower is the entity surviving such merger and (B) after giving effect thereto, no Default shall have occurred.

                  Section 5.13 Investments: Line of Business.
                               -----------------------------

                  (a)      Investments. Neither the Borrower nor any Subsidiary
                           -----------
will hold, make or acquire any Investment in any Person, except:

                        (i) the Borrower and any Subsidiary may invest in cash and Cash Equivalents;

                        (ii) the Borrower and any Subsidiary may acquire and hold receivables owing to them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                        (iii) the Borrower and any Subsidiary may acquire and own investments (including Debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                        (iv) the Borrower may make loans and advances to any employees in the ordinary course of business, provided such loans and advances do not exceed at any time, in the aggregate, $50,000.00;

                  (b)      Asset Acquisitions. The Borrower will not, and will
                           ------------------
not permit any of its Subsidiaries to, make any acquisition of assets outside the ordinary course of business.

                  (c)      Joint Ventures and Similar Arrangements. The Borrower
                           ---------------------------------------
will not, and will not permit any of its Subsidiaries to, enter into any joint venture or partnership agreement or arrangement or any other agreement or arrangement with any Person involving the sharing of profits or joint or coordinated purchasing or distribution.

                  Section 5.14 Payments, etc. The Borrower will not, and will
                               -------------
not permit any of its Subsidiaries to, make any distribution, dividend, payment or delivery of property or cash to its members as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any membership or other interests or shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any membership interest in the Borrower or any shares of capital stock or other interest in any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock), except that:

                        (i) any Subsidiary of the Borrower may pay Dividends to the Borrower; and

                        (ii) the Borrower may make any payments not prohibited by the CIGNA Agreements.

                  Section 5.15 Use of Proceeds. The proceeds of the Loans made
                               ---------------
under this Agreement will be used by the Borrower for permanent working capital financing of the Borrower's accounts receivable and inventory. No such use of the proceeds for general corporate purposes will be, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

                  Section 5.16 Transactions with Other Persons. The Borrower
                               -------------------------------
will not, and will not permit any of its Subsidiaries to, enter into any agreement with any Person whereby any of them shall agree to any restriction on the right of the Borrower or any of its Subsidiaries to amend or waive any of the provisions of this Agreement or any other Loan Document.

                  Section 5.17 Limitations on Debt. The Borrower will not at any
                               -------------------
time permit the ratio of Total Consolidated Debt to Total Consolidated Capitalization, as a percentage, to exceed the correlative percentage set forth below for the period indicated:

                                                                    Maximum
                  Period                                           Percentage
                  ------                                           ----------

         Closing Date through December 31, 1996                        90%

         January 1, 1997 through September 30, 1997                    85%

         October 1, 1997 through March 31, 1998                        75%

         April 1, 1998 through September 30, 1998                      70%

         October 1, 1998 through March 31, 1999                        65%

         April 1, 1999 through September 30, 1999                      55%

         October 1, 1999 and thereafter                                50%


                  Section 5.18 Fixed Charge Coverage Ratio. The Borrower will
                               ---------------------------
not, as of the end of any fiscal quarter on or after the end of the fiscal quarter ending March 31, 1997, permit the Fixed Charge Coverage Ratio to be less than 2.0:1.0.

                  Section 5.19 Limitation on Operating Leases. The Borrower will
                               ------------------------------
not, and will not cause any Subsidiary to, enter into any operating lease at any time if the pro forma Fixed Charge Coverage Ratio giving effect to such operating lease during the most recent period used to determine compliance under
Section 5.18 would be less than 2.0:1.0.

                  Section 5.20 Working Capital. [Intentionally Deleted]
                               ----------------------------------------

                  Section 5.21 Independence of Covenants. All covenants
                               -------------------------
contained herein shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.


                                  ARTICLE VI
                                   DEFAULTS

                  Section 6.01 Events of Default. If one or more of the
                               -----------------
following events ("Events of Default") shall have occurred and be continuing:

                        (i) the Borrower shall fail to pay, within 5 days after the date when due, any principal, interest, fee, or any other amount payable hereunder or under the Note;

                        (ii) the Borrower shall fail to observe or perform any covenant contained in Article V (other than those contained in Sections
         5.01 through 5.03);

                        (iii) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clauses (i) or (ii) above) for 30 days after notice thereof has been given to the Borrower by the Bank;

                        (iv) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made;

                        (v) the Borrower or any Subsidiary shall fail to make any payment or perform any collateralization obligation in respect of any Material Financial Obligations when due or within any applicable grace period;

                        (vi) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt of the Borrower or any Subsidiary or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Material Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

                        (vii) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver,, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                        (viii) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal Bankruptcy laws as now or hereafter in effect;

                        (ix) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $25,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could reasonably be expected to cause one or more members of the ERISA Group to incur a current payment obligation in excess of $25,000;

                        (x) one or more judgments or orders for the payment of money in excess of $25,000 in the aggregate shall be rendered against the Borrower or any Subsidiary of the Borrower and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days; or

                        (xi) a Change of Control shall have occurred;

then, and in every such event, while such event is continuing, the Bank may (A) by notice to the Borrower terminate the Commitment and it shall thereupon terminate, and (B) by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind (except as set forth in clause (A) above), all of which are hereby waived by the Borrower; provided that in the case of any Default or any Event of
                 --------
Default specified in clause 6.1(vii) or 6.1(viii) above with respect to the Borrower, without any notice to the Borrower or any other act by the Bank, the Commitment shall thereupon terminate and the Loans (together with accrued interest and accrued and unpaid fees thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.


                                   ARTICLE VII
                             CHANGE IN CIRCUMSTANCES

                  Section 7.01 [Intentionally deleted]
                                -----------------------

                  Section 7.02 Illegality. If, on or after the date of this
                               ----------
Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Bank to make, maintain or fund Loans and the Bank shall so notify the Borrower, until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, each Loan then outstanding which bears interest at the LIBOR-based Rate shall be converted immediately to a Base Rate Loan and all new Loans shall be Base Rate Loans.

                  Section 7.03 Increased Cost and Reduced Return.
                               ---------------------------------

                  (a) Increased Costs. If on or after the date hereof, the
                      ---------------
   adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                        (i) shall subject the Bank to any tax, duty or other charge with respect to its Loans, the Note or its obligation to make Loans, or shall change the basis of taxation of payments to the Bank of the principal of or interest on its Loans or any other amounts due under this Agreement in respect of its Loans or its obligation to make Loans (except for changes in the rate of tax on the overall net income of the Bank imposed by the jurisdiction in which the Bank's principal executive office is located); or

                       (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the

      Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage, special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, letters of credit issued or participated in by, or other credit extended by, the Bank or shall impose on the Bank or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Loans, the Note or its obligation to make Loans;

and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by the Bank under this Agreement or under the Note with respect thereto, by an amount deemed by the Bank to be material, then, until the Bank notifies the Borrower that the circumstances giving rise to such increased costs no longer exist, each Loan then outstanding which bears interest at the LIBOR-based Rate shall be converted immediately to a Base Rate Loan and all new Loans shall be Base Rate Loans.

                  (b)      Capital Adequacy. If the Bank shall have determined
                           ----------------
that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of the Bank (or its Parent) as a consequence of the Bank's obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then, until the Bank notifies the Borrower that the circumstances giving rise to such law, rule, regulation no longer exist, each Loan then outstanding which bears interest at the LIBOR-based Rate shall be converted immediately to a Base Rate Loan and all new Loans shall be Base Rate Loans.

                  (c)      Notices. The Bank will promptly notify the Borrower
                           -------
of any event of which it has knowledge, occurring after the date hereof, that will entitle the Bank to convert the Loans pursuant to this Section. A certificate of the Bank asserting its right to do so under this Section and setting forth in reasonable detail the circumstances giving rise to such action hereunder shall be conclusive in the absence of manifest error.

                  Section 7.04 Base Rate Loans Substituted for Affected LIBOR-
                          ----------------------------------------------------
based Loans. Upon the occurrence of any event or condition set forth in Section
-----------
7.02 or 7.03, each Loan then outstanding which bears interest at the LIBOR-based Rate shall be converted immediately to a Base Rate Loan and all new Loans shall be Base Rate Loans. If the Bank notifies the Borrower that the circumstances giving rise to such change in interest rate no longer apply, the principal amount of each such Base Rate Loan shall cease immediately to constitute a Base Rate Loan and shall thereafter bear interest in accordance with Section 2.05(a).

                                  ARTICLE VIII
                                  MISCELLANEOUS

                  Section 8.01 Notices. Unless otherwise specified herein, all
                               -------
notices, requests and other communications to a party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (i) at its address, facsimile number or telex number set forth on the signature pages hereof, or (ii) at such other address, facsimile number or telex number as such party may hereafter specify for the purpose of communication hereunder by notice to the other party hereto. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answer back is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails, certified mail, return receipt requested, with appropriate first class postage prepaid, addressed as specified in this Section or (iv) if given by any other means, when delivered at the address specified in this Section 8.01. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Section.

                  Section 8.02 No Waivers. No failure by either party to
                               ----------
exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

                  Section 8.03 Expenses. The Borrower shall pay (i) all
                               --------
reasonable out-of-pocket expenses of the Bank, including reasonable fees and disbursements of special and local counsel for the Bank, in connection with the preparation and administration of this Agreement and the other Loan Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default thereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Bank, including (without duplication) the reasonable fees and disbursements of outside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

                  Section 8.04 Amendments and Waivers. Any provision of this
                               ----------------------
Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Bank.

                  Section 8.05 Successors and Assigns. The provisions of this
                               ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Bank.

                  Section 8.06 Governing Law. This Agreement and the Note shall
                               -------------
be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                  Section 8.07 Arbitration: Submission to Jurisdiction.
                               ------------
                  (a) Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement, the Note or any other Loan Document ("Disputes") between parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from loan documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

                  Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which is located the office of the Bank identified in Section 8.01 as the place where notices are to be sent to the Bank. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Derivatives Obligations.

                  (b) Notwithstanding the preceding binding arbitration provisions, the Bank and the Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Bank and the Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under any Loan Document or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property;
(iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

                  The Borrowers and the Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

                  (c) Any legal action or proceeding with respect to this Agreement, the Note or any other Loan Document or any document related hereto or thereto may be brought in the courts of the Commonwealth of Virginia or of the United States of America for the Western District of Virginia, and by execution and delivery of this Agreement the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts. The Borrower hereby irrevocably and unconditionally waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of the forum non
                                                                ---------
conveniens which it now or hereafter may have to the bringing of any action or
----------
proceeding in such respective jurisdictions. Service of process in any such case may be had against the Borrower by delivery in accordance with the notice provisions herein or as otherwise permitted by law, and the Borrower agrees that such service shall be valid in all respects for establishing personal jurisdiction over it.

                  Section 8.08 Counterparts; Integration; Effectiveness. This
                               ----------------------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Each of this Agreement, the Note and the other Loan Documents shall be deemed to incorporate the other of said documents by reference and all of said documents shall constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Bank of counterparts hereof signed by each of the parties hereto.

                  Section 8.09 Confidentiality. The Bank agrees to hold all non-
                               ---------------
public information obtained pursuant to the requirements of this Agreement in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices, provided
                                                                     --------
that nothing herein shall prevent any Bank from disclosing such information
(i) to any other Person if reasonably incidental to the administration of the Loans, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority, (iv) which had been publicly disclosed other than as a result of a disclosure by the Bank prohibited by this Agreement, (v) in connection with any litigation to which the Bank or its subsidiaries or parent may be a party, (vi) to the extent necessary in connection with the exercise of any remedy hereunder and (vii) to the Bank's legal counsel and independent auditors.

                  Section 8.10 Severability; Modification. If any provision
                               --------------------------
hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction. If, in accordance with an opinion of counsel to the Borrower reasonably satisfactory to the Bank (and obtained at the Borrower's expense), compliance with any provision hereof or of any other Loan Document would constitute a "Default" as defined under the CIGNA Agreements, then said provision of this Agreement shall be amended to the extent necessary, as set forth in said opinion, to remove said Default, and the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                 TREX COMPANY, LLC
20 South Cameron Street
Winchester, Virginia 22601
Facsimile No.:
                                 By: /s/ Anthony J. Cavanna
                                    --------------------------------------------
                                     Anthony J. Cavanna, Chief Executive Officer


                                 FIRST UNION NATIONAL BANK OF VIRGINIA
Commercial Banking
201 North Loudoun Street
Winchester, Virginia 22601
Facsimile No.: (540) 665-6672
                                 By: /s/ George G. Ball
                                    --------------------------------------------
                                     George G. Ball, III, Vice President

                                                                       EXHIBIT B


                                 Form of Note


                                                               Roanoke, Virginia
                                                           _______________, 1996



         For value received, TREX COMPANY, LLC, a Delaware limited liability company (the "Borrower"), promises to pay to the order of FIRST UNION NATIONAL BANK OF VIRGINIA (the "Bank") the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in accordance with the provisions of the Credit Agreement.

         All Loans made by the Bank and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each Loan then outstanding shall be endorsed by the Bank on the schedule attached to and made a part hereof, provided that the
                                                         --------
failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is the Note referred to in the Credit Agreement dated as of between the Borrower and the Bank (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the mandatory and optional prepayment hereof and the acceleration of the maturity hereof.

                                  TREX COMPANY, LLC


                                  By:
                                     ------------------------------
                                    Name:
                                    Title:

                             Definitions Appendix
                             --------------------

         The definitions set forth in this Definitions Appendix are incorporated by reference into Section 1.01 of the Credit Agreement dated as of December 10, 1996 between Trex Company, LLC and First Union National Bank of Virginia (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"). Reference in this Definitions Appendix to "this Agreement", "herein", "hereof", "hereunder" and to any Article or Section shall be interpreted to mean the Credit Agreement and the referenced Article or Section, including this Definitions Appendix.

                                  Definitions
                                  -----------

         "A/R Turnover" means, as of the last day of any calendar month, the aggregate Net Unpaid Balance of all Eligible Accounts as of said day, divided by the Net Monthly Sales for said month, multiplied by 30, the result to be expressed as a number of days.

         "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Borrower, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Borrower arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Borrower's rights in, to and under all purchase orders for goods, services or other property, and all of the Borrower's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid seller's rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Borrower under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Borrower), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

         "Account Debtor" means, with respect to any Account, any Person obligated to make payment thereunder, including, without limitation, any account debtor thereon.

         "Adjusted Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and its Subsidiaries in accordance with GAAP, provided that there shall be excluded:
                                      --------

         (i) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or a Subsidiary, and the income (or loss) of any Person, substantially off of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

         (ii) the income (or loss) of any Person (other than a Subsidiary) in which the Borrower or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Borrower or such Subsidiary in the form of cash dividends or similar cash distributions,

         (iii) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends of similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary,

         (iv) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period,

         (v) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (A) all non-current assets and, without duplication, (B) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities),

         (vi) any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

         (vii) any net gain from the collection of the proceeds of life insurance policies,

         (viii) any gain arising from the acquisition of any security, or the extinguishment, under GAAP, of any Debt, of the Borrower or any Subsidiary,

         (ix) any net income or gain (but not any loss) during such period from (A) any change in accounting principles in accordance with GAAP, (B) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, (C) any extraordinary items, or (D) any discontinued operation or the disposition thereof,

         (x) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary,

         (xi) in the case of a successor to the Borrower by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and

         (xii) any portion of such net income that cannot be freely converted into United States Dollars.

         "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.05(a).

         "Advance Rate Percentage" means, for any calendar month, (i) 90%, if the A/R Turnover for the immediately preceding calendar month was 25 days or less and (ii) 80%, if the A/R Turnover for the immediately preceding calendar month was more than 25 days.

         "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Borrower (a "Controlling Person") or
(ii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Credit Agreement, as it may be amended, modified or supplemented from time to time.

         "Available Balance" means at any time, (i) without duplication, all funds on deposit in the Operating Account on such day which the Bank, in accordance with its standard practices for posting of debits and credits to demand deposit accounts of a type similar to the Operating Account, deems to be collected funds, including, without limitation, all wire transfers credited to the Operating Account at such time and all other Federal or other immediately available funds on deposit in or deposited into the Operating Account at such time less (ii) the sum of (A) all interest, fees and other Obligations not constituting principal of the Loans which Obligations are due and payable at such time and (B) all Items deducted from the Operating Account at such time.

         "Bank" means First Union National Bank of Virginia, a national banking association, and its successors and assigns.

         "Base Rate" means for any day, the Prime Rate for such day.

         "Base Rate Loan" means a Loan which bears interest at the Base Rate plus the Variance.

         "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "Borrower" means Trex Company, LLC, a Delaware limited liability company, and its successors.

         "Borrowing Base" means at any date the sum of (i) the Advance Rate Percentage multiplied by the aggregate Net Unpaid Balance of all Eligible Accounts and (ii) the lesser of (A) $1,500,000.00 or (B) 50% of the value of all Eligible Inventory.

         "Borrowing Base Certificate" means a certificate of the Borrower in a form satisfactory to the Bank containing a computation of the Borrowing Base.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the Commonwealth of Virginia are authorized by law to close.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Capital Lease Obligations" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

         "Cash Equivalents" means (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States of any agency thereof, (ii) commercial paper rated in the highest grade by a nationally recognized credit rating agency or (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $250,000,000; provided, in each case that such investment matures
                       --------
within one year from the date of acquisition thereof by the Borrower.

         "Change of Control" means any event or condition, a result of which is that Anthony J. Cavanna, Roger A. Wittenberg, Robert G. Matheny and Andrew U. Ferrari cease, as a group, to own beneficially (i) less than (A) a majority of the outstanding Class A Units or (B) 40% of the issued Class A Units and Class B Units of the Borrower on a fully diluted basis; or (ii) after the change of the Borrower's form of business entity to a corporation taxed in accordance with Subchapter C of the Internal Revenue Code, less than (A) a majority of the voting common stock of the Borrower or (B) 40% of the voting common stock of the Borrower (whether voting or non-voting) on a fully diluted basis.

         "CIGNA Agreements" means (i) that certain Members' Agreement dated as of August 29, 1996 among the Borrower and each of the "Purchasers" and "Management Holders" (as defined therein); (ii) that certain Limited Liability Company Agreement dated August 29, 1996 among the members of the Borrower; and
(iii) that certain Securities Purchase Agreement dated as of August 29, 1996 between the Borrower and each of the "Purchasers" (as defined therein); as said agreements exist on the Effective Date and which have been delivered to the Bank at least five days prior to the Effective Date.

         "Class A Units" has the meaning set forth in the Operating Agreement.

         "Class B Units" has the meaning set forth in the Operating Agreement.

         "Closing Date" means the date, not later than December 10, 1996, on which the Bank determines that the conditions specified in or pursuant to
Section 3.01 have been satisfied.

         "Collateral" means all right, title and interest of the Borrower in the following, whether now owned or existing or hereafter acquired, created or arising, whether tangible or intangible, and regardless of where located:

                    (i)        Accounts;

                   (ii)        Inventory;

                  (iii) the Collateral Accounts, all cash deposited therein from time to time, the Liquid Investments made pursuant to
         Section 3.04 of the Security Agreement and other monies and property (including deposit accounts) of any kind of the Borrower maintained with or in the possession or under the control of the Bank;

                   (iv) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of the Borrower pertaining to any of the Collateral; and

                    (v) all Proceeds of all or any of the Collateral described in clauses (i) through (iii), above.

         "Collateral Accounts" means the Cash Proceeds Account, the Operating Account and the Insurance Account.

         "Commitment" means $3,000,000.00, as such amount may be increased or decreased pursuant to this Agreement.

         "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

         "Consolidated Income Available for Fixed Charges" means, with respect to any period, Adjusted Consolidated Net Income for such period plus all amounts deducted in the computation thereof on account of (i) Fixed Charges, (ii) charges for depreciation and amortization for such period, (iii) charges for management fees paid during such period and (iv) taxes imposed on or measured by income or excess profits.

         "Consolidated Net Worth" means, as of the date of determination with respect to the Borrower,

               (i) the total assets of the Borrower and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Borrower and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus
                                             -----

               (ii) the total liabilities of the Borrower and its Subsidiaries which would be shown as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries as of such time prepared in accordance with GAAP.

         "Consolidated Subsidiary" means with respect to any Person at any date any Subsidiary of such Person or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date in accordance with generally accepted accounting principles.

         "Debt" of any Person means, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (iv) all obligations of such Person as lessee under Capital Leases,
(v) all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) all non-contingent obligations (and, for purposes of Section 5.09 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other person in respect of amounts paid under a letter of credit, bankers' acceptance or similar instrument, (vii) all obligations of others secured by a Lien on any asset of such Person, whether or not such obligation is assumed by such Person and (viii) all obligations of others Guaranteed by such Person.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

         "Dollars" and the sign "$" means lawful money of the United States of America.

         "Effective Date" means the date this Agreement becomes effective in accordance with Section 8.08.

         "Eligible Accounts" means all billed Accounts for goods delivered or services rendered owing to the Borrower as the Bank, in its reasonable discretion, shall from time to time elect to consider Eligible Accounts for purposes of the Credit Agreement. Without limiting the discretion of the Bank to consider any such accounts not to be Eligible Accounts, and by way of example only of the types of accounts that the Bank may consider not to be Eligible Accounts, the Bank may consider the following classes of accounts not to be Eligible Accounts:

             (i) Accounts arising out of sales that are not in the ordinary course of the business of the Borrower;

            (ii) Accounts on terms other than those normal or customary in the business of the Borrower;

           (iii) Accounts owing from any person that is an Affiliate of the Borrower;

            (iv) Accounts which are outstanding more than 70 days past the original invoice date with respect thereto;

             (v) Accounts of any Account Debtor if 50% or more of the Accounts of such Account Debtor are more than 70 days past original invoice date;

            (vi) Accounts the liability for which has been disputed by the Account Debtor;

           (vii) Accounts owing from any Person that shall take or be the subject of any action or proceeding of the type described in Section 6.01(vii) or (viii) hereof;

          (viii) Accounts owing from any Person that is also a supplier to or creditor of the Borrower;

            (ix) Accounts arising out of sales to Account Debtors outside the United States, unless the account is (A) fully backed by an irrevocable letter of credit containing terms acceptable to the Bank issued by a financial institution satisfactory to the Bank or (B)on terms acceptable to the Bank;

             (x) Accounts arising out of sales on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis or subject to any right of return, set-off or charge-back;

            (xi) Accounts owing from an Account Debtor that is an agency, department or instrumentality of the United States or any state governmental authority in the United States unless the Borrower shall have satisfied the requirements of the Assignment of Claims Act of 1940, as amended, and any similar state legislation in respect thereof and the Bank is satisfied as to the absence of set-offs, counterclaims and other defenses to payment on the part of the United States or such state governmental authority;

           (xii) Accounts representing billings in excess of costs and earnings and retainage;

          (xiii) Accounts in respect of which the Security Agreement does not or has ceased to create a valid and perfected first priority Lien in favor of the Bank, subject only to Permitted Liens; and

           (xiv) any other Accounts, the validity, collectibility or amount of which is determined in good faith by the Borrower or the Bank to be doubtful.

         "Eligible Inventory" means all Inventory of the Borrower consisting of finished goods, to be valued at the lower of cost or fair market value, as to which the Bank has a first priority perfected security interest subject only to Permitted Liens, of a kind usually and customarily sold by the Borrower and which is not, because of damage, age, unmerchantability, obsolescence or any other condition or circumstance, materially impaired in condition, value or marketability in the good faith opinion of the Bank or the Borrower.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

         "Euro-Dollar Business Day" means any Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

         "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.05(a).

         "Event of Default" has the meaning set forth in Section 6.01.

         "Fixed Charge Coverage Ratio" means, at any time, the ratio of (i) Consolidated Income Available for Fixed Charges for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such time to (ii) Fixed Charges for such period; provided that with respect to the fiscal quarters ending March 31, 1997, June 30, 1997 and September 30, 1997, such period shall be one, two and three fiscal quarters, respectively.

         "Fixed Charges" means, with respect to any period and without duplication, the sum of (i) Interest Charges for such period and (ii) Lease Rentals for such period.

         "GAAP" means, generally accepted accounting principles as in effect from time to time in the United States of America.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for
       --------
collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

         "Indemnitee" has the meaning set forth in Section 8.03(b).

         "Interest Charges" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other items require to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and its Subsidiaries in accordance with
GAAP); (i) all interest in respect of Debt of the Borrower and its Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Adjusted Consolidated Net Income for such period, together with all interest capitalized or deferred during such period, and (ii) all debt discount and expense (other than in respect of the Note) amortized or required to be amortized in the determination of Adjusted Consolidated Net Income for such period.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "Inventory" means all "inventory" (as defined in the UCC) now owned or hereafter acquired by the Borrower, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

         "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise.

         "Item" means any "item" as defined in Section 4-104 of the UCC, and shall also mean and include checks, drafts, money orders or other media of payment.

         "Lease Rentals" means, with respect to any period, the sum of the rental and other obligations required to be paid during such period by the Borrower or any Subsidiary as lessee under all leases of real or personal property (other than Capital Leases), excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance or repairs, insurance, taxes, assessments, water rates and similar charges, provided that, if at the date of determination, any such
                     --------
rental or other obligations (or portion thereof) are contingent or not otherwise definitely determinable by the terms of the related lease, the amount of such obligations (or such portion thereof) (i) shall be assumed to be equal to the amount of such obligations for the period of 12 consecutive calendar months immediately preceding the date of determination or (ii) if the related lease was not in effect during such preceding 12-month period, shall be the amount estimated by the chief financial officer or chief accounting officer of the Borrower on a reasonable basis and in good faith.

         "LIBOR-based Rate" has the meaning set forth in Section 2.05(a).

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this

Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Loan" means a loan made pursuant to Section 2.01.

         "Loan Documents" means the Credit Agreement, the Note, the Security Agreement and the Subordination Agreement, collectively, and "Loan Document" means any of them.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.05(a).

         "Material Adverse Effect" means (i) any material adverse effect upon the condition (financial or otherwise), results of operations, properties, assets, business or prospects of the Borrower or of the Borrower and its Consolidated Subsidiaries, taken as a whole; (ii) a material adverse effect on the ability of the Borrower to consummate the transactions contemplated hereby to occur on the Closing Date; (iii) a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement and the Note or
(iv) a material adverse effect on the rights and remedies of the Bank under this Agreement and the Note.

         "Material Debt" means Debt (other than the Notes) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $100,000.

         "Material Financial Obligations" means a principal or face amount of Debt and/or payment obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $100,000.

         "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $25,000.

         "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "Net Monthly Sales" means, for any calendar month, the Borrower's gross sales for said month, less returns, allowances and discounts, and other adjustments.

         "Net Unpaid Balance" means at any date the unpaid balance of an Eligible Account at such date not including any unearned finance charges, late payment charges or other charges, or any extension, service or collection fees in respect thereof.

         "Note" means a promissory note of the Borrower, substantially in the form of Exhibit B hereto, evidencing the obligation of the Borrower to repay the Loans.

         "Notice of Borrowing" means a Notice of Borrowing (as defined in Section 2.02(a)).

         "Obligations" means:

                  (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan, fees payable or reimbursement obligation under, or any note issued pursuant to, this Agreement or any other Loan Document;

                  (ii) all other amounts now or hereafter payable by the Borrower and all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on the part of the Borrower pursuant to this Agreement or any other Loan Document;

                  (iii) all Derivatives Obligations (including, without limitation, any amounts which accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) of the Borrower to the Bank;

                  (iv) all other indebtedness, obligations and liabilities of the Borrower to the Bank, now existing or hereafter arising or incurred, whether or not evidenced by notes or other instruments, and whether such indebtedness, obligations and liabilities are direct or indirect, fixed or contingent, liquidated or unliquidated, due or to become due, secured or unsecured, joint, several or joint and several, related or unrelated to the Loans, similar or dissimilar to the indebtedness arising out of or in connection with the Credit Agreement or of the same or a different class of indebtedness as the indebtedness arising out of or in connection with the Credit Agreement, including, without limitation, any overdrafts in any deposit accounts maintained by the Borrower with the Bank, all obligations of the Borrower with respect to letters of credit, if any, issued by the Bank for the account of the Borrower any indebtedness of the Borrower that is purchased by or assigned to the Bank;

together in each case with all renewals, modifications, consolidations or extensions thereof.

                  "Operating Account" means the demand deposit account maintained with the Bank by the Borrower on which the Borrower draws checks to pay its operating expenses.

         "Operating Agreement" means that certain Limited Liability Company Agreement of the Borrower dated August 29, 1996, among all of the members of the Borrower as of such date.

         "Parent" means, with respect to the Bank, any Person controlling the Bank.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Perfection Certificate" means a certificate, substantially in the form of Exhibit A to the Security Agreement, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Bank, and duly executed by the chief executive officer and the chief legal officer of the Borrower.

         "Permitted Liens" means the Security Interests and the other Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 5.09.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "Prime Rate" means the rate announced by the Bank from time to time as its Prime Rate, as such rate may change from time to time with changes to occur on the date the Bank's Prime Rate changes. The Bank's Prime Rate is one of several interest rate bases used by the Bank. The Bank lends at rates above and below the Bank's Prime Rate, and the Borrower acknowledges that the Bank's Prime Rate is not represented or intended to be the lowest or most favorable rate of interest offered by the Bank.

         "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of or other realization upon or payment for the use of, Collateral, including (without limitation) all claims of the Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "Quarterly Date" means the first Business Day of each January, April, July and October.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Revolving Credit Period" means the period from and including the Closing Date to but not including the Termination Date.

         "Subordinated Debt" of any Person means all Debt which (i) bears interest at rates not greater than such Person shall reasonably determine to be the prevailing market rate, at the time such Subordinated Debt is issued, for interest on comparable subordinated debt issued by comparable issuers, (ii) is subordinated in right of payment to such Person's indebtedness, obligations and liabilities to the Bank under the Loan Documents pursuant to payment and subordination provisions satisfactory in form and substance to the Bank and
(iii) is issued pursuant to loan documents having covenants and events of default that are satisfactory in form and substance to the Bank but that in no event are less favorable, including with respect to rights of acceleration, to the Borrower than the terms hereof.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

         "Termination Date" means that date which is two years from the Closing Date, as said date may be extended pursuant to Section 2.07(b).

         "Total Consolidated Debt" means, as of the date of determination, the total of all Debt of the Borrower and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Borrower and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Borrower and its Subsidiaries in accordance with GAAP.

         "Total Consolidated Capitalization" means, as of any date of determination with respect to the Borrower, the sum of Total Consolidated Debt and Consolidated Net Worth.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Virginia; provided that if by reason of mandatory
                                 --------
provisions of law, for matters pertaining only to the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Virginia, " UCC " means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

         "Variance" means a rate per annum (which may be a negative number) above or below the LIBOR-based Rate in effect on the date the interest rate on the Loans is converted in accordance with Section 7.04 of the Credit Agreement which the Bank, in its sole discretion, determines is appropriate to adjust the Base Rate in effect on such day in order that the interest rate on the Loans as of such date will be in comparable to said LIBOR-based Rate.

         "Working Capital" means the Borrower's current assets minus its current liabilities.

                                      Usage
                                      -----

         The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

         (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

         (b) The words "hereof", "herein", "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof-, references in any instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation".

         (c) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (d) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                       FIRST AMENDMENT TO CREDIT AGREEMENT


     This First Amendment to Credit Agreement (this "Amendment") is dated as of March 1, 1997 and is between Trex Company, LLC, a Delaware limited liability company (the "Borrower"), and First Union National Bank of Virginia, a national banking association (the "Bank").

                                    RECITALS

     R-1. The Bank and the Borrower entered into a Credit Agreement dated as of December 10, 1996 (the "Credit Agreement").

     R-2. The Bank and the Borrower have agreed to amend Section 5.17 of the Credit Agreement.

     NOW, THEREFORE, for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

     1. Section 5.17 of the Credit Agreement is hereby amended by deleting such Section and substituting in its place the following new Section:

          Section 5.17 Limitations on Debt. The Borrower will not at any time
                       -------------------
     permit the ratio of Total Consolidated Debt to Total Consolidated Capitalization, as a percentage, to exceed the correlative percentage set forth below for the period indicated:

                                                       Maximum
                   Period                              Percentage
                   ------                              ----------
     Closing Date through July 31, 1997                    90%
     August 1, 1997 through December 31, 1998              80%
     January 1, 1999 through March 31, 1999                65%
     April 1, 1999 through September 30, 1999              55%
     October 1, 1999 and thereafter                        50%


     2. Except as expressly provided in this Amendment, the Credit Agreement shall otherwise be unchanged and shall remain in full force and effect.

     WITNESS the following signatures and seals.


                                        Trex Company, LLC



                                        By: /s/ A. J. Cavanna
                                            ----------------------
                                        Name: Anthony J. Cavanna
                                             ---------------------
                                        Title: C. E. O.
                                              --------------------



                                       First Union National Bank of Virginia



                                       By: /s/ George G. Ball III
                                          ------------------------
                                       Name: George G. Ball III
                                       Title: Vice President

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This Second Amendment to Credit Agreement (this "Amendment") is dated as of January 26, 1998 and is between Trex Company, LLC, a Delaware limited liability company (the "Borrower"), and First Union National Bank, a national banking association, successor by merger to First Union National Bank of Virginia (the "Bank"). Capitalized terms used herein, unless otherwise defined herein, shall have the meanings provided in the Credit Agreement.

                                   RECITALS

         R-1. The Bank and the Borrower entered into a Credit Agreement dated as of December 10, 1996, as amended by the First Amendment to Credit Agreement dated as of March 1, 1997 (the "Credit Agreement").

         R-2. The Bank and the Borrower have agreed to increase the amount of the Commitment and to amend the Credit Agreement in certain other respects.

         NOW, THEREFORE, for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

         1. The definition of "Borrowing Base" in the Definitions Appendix, incorporated by reference in Section 1.01 of the Credit Agreement, is hereby deleted and the following new definition is substituted in its place:

                  "Borrowing Base" means at any date the sum of (i) the Advance Rate Percentage multiplied by the aggregate Net Unpaid Balance of all Eligible Accounts and (ii) the lesser of (A) $3,000,000 or (B) 50% of the value of all Eligible Inventory.

         2. The definition of "Commitment" in the Definitions Appendix, incorporated by reference in Section 1.01 of the Credit Agreement, is hereby deleted and the following new definition is substituted in its place:

                  "Commitment" means, as of January 26, 1998 until December 10, 1998, $6,000,000, as such amount may be increased or decreased pursuant to this Agreement.

         3. Section 2.08(b) of the Credit Agreement is hereby amended by deleting such Section and substituting in its place the following new Section:

                  Section 2.08.  Maturity and Repayment of Loans.
                                 -------------------------------
                  ****

                  (b) Mandatory Prepayments of Loans. If on any day the
                      ------------------------------
         aggregate outstanding principal amount of all Loans exceeds the lesser of (i) the Commitment and (ii) the Borrowing Base, the Borrower shall prepay, and there shall become due and payable, on such date the principal amount of the Loans equal to such excess, together with interest thereon to the date of repayment.

         4. Section 5.17 of the Credit Agreement is hereby amended by deleting such Section and substituting in it place the following new Section:

                  Section 5.17 Limitations on Debt. The Borrower will not at any
                               -------------------
         time permit the ratio of Total Consolidated Debt to Total Consolidated Capitalization, as a percentage, to exceed the correlative percentage set forth below for the period indicated:


                   Period                            Maximum Percentage
                   ------                            ------------------
                   Date of Closing
                   through July 31, 1997                     90%

                   August 1, 1997
                   through October 31, 1997                  80%

                   November 1, 1997
                   through August 31, 1998                   85%

                   September 1, 1998
                   through May 31, 1999                      80%

                   June 1, 1999
                   through November 30, 1999                 70%

                   December 1, 1999
                   through August 31, 2000                   60%

                   September 1, 2000
                   and thereafter                            50%


         5. This Amendment shall be and become effective as of the date hereof when all of the conditions set forth below in this paragraph 5 shall have been satisfied:

                  (a) The Bank shall have received this Amendment, which shall have been duly executed on behalf of the Borrower.

                  (b) The Bank shall have received evidence satisfactory to it that the CIGNA Agreements have been amended to permit the execution, delivery and performance of this Amendment.

                  (c) The Bank shall have received evidence satisfactory to it that the execution, delivery and performance of this Amendment have been duly authorized by the Borrower.

                  (d) No material adverse change shall have occurred since November 30, 1997 in the condition (financial or otherwise), business or management of the Borrower.

         6. The Borrower hereby represents and warrants to the Bank that, after giving effect to this Amendment, (a) no Default or Event of Default exits under the Credit Agreement or any of the Loan Documents and (b) the representations and warranties set forth in Article IV of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         7. The Borrower shall pay all of the Bank's reasonable expenses, including attorneys' fees, in connection with the preparation of this Amendment.

         8. Except as expressly provided in this Amendment, the Credit Agreement shall otherwise be unchanged and shall remain in full force and effect.

         WITNESS the following signatures and seals.




                                   Trex Company, LLC

                                   By: /s/ A. J. Cavanna              (Seal)
                                      --------------------------------
                                      Name:  Anthony Cavanna
                                           ---------------------------
                                      Title: CFO/CEO
                                            --------------------------



                                   First Union National Bank


                                   By: /s/ B. Scott Arthur            (Seal)
                                      --------------------------------
                                      Name:  B. Scott Arthur
                                           ---------------------------
                                      Title: Vice President
                                            --------------------------

                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is dated as of
                                                     ---------
December 4, 1998 by and among TREX COMPANY, LLC, a Delaware limited liability company ("Borrower"); and FIRST UNION NATIONAL BANK, successor in interest to
          --------
First Union National Bank of Virginia, a national banking association ("Bank").
                                                                        ----
                                 R E C I T A L S

     A. Borrower and Bank are parties to that certain Credit Agreement dated as of December 10, 1996; as amended by that certain First Amendment to Credit Agreement dated as of March 1, 1997; and as further amended by that certain Second Amendment to Credit Agreement dated as of January 26, 1998 (the "Credit
                                                                        ------
Agreement") and that certain Commercial Note dated as of December 10, 1996 (the
---------
"Note").
 ----

     B. Pursuant to the Credit Agreement, Bank agreed, among other things, to make revolving credit loans to Borrower until the Termination Date on the terms and conditions set forth in the Credit Agreement.

     C. Bank has agreed to extend the Termination Date of the Note contained in the Credit Agreement on certain terms and conditions. Therefore Bank and Borrower desire to modify the Credit Agreement as provided herein.

                                A G R E E M E N T

     NOW THEREFORE, in consideration of the mutual covenants herein and for Ten Dollars and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Incorporation of Recitals.  The Recitals set forth above are
         -------------------------
incorporated herein by this reference as if fully set forth in the text of this Amendment.

     2.  Definitions.  Capitalized terms used in this Amendment and not
         -----------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     3.  Balance.  Borrower, Bank and Guarantor affirm and agree that the unpaid
         -------
principal balance of the Note as of the date hereof is $    , with accrued,
unpaid interest as of the date hereof of $    .

     4.  Amended Definitions.  The definition of "Termination Date" contained in
         -------------------                      ----------------
the Definitions Appendix incorporated by reference into Section 1.01 of the
                                                        ------------
Credit Agreement is hereby deleted and the following definition is substituted therefor:

     "Termination Date" shall mean February 10, 1999, as said date may be
      ----------------
extended pursuant to Section 2.07(b).

     5.  Representations and Warranties.  Borrower hereby confirms to Bank that
         ------------------------------
all representations and warranties of Borrower contained in the Credit Agreement are true and correct as of the date hereof.

     6.  Full Force and Effect.  Except as specifically set forth herein, all
         ---------------------
terms and conditions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.

     7.  Binding Effect.  Borrower hereby reaffirms its covenant and agreement
         --------------
to perform, comply with and be bound by each and every one of the terms and provisions of the Credit Agreement, as modified by this Amendment.

     8.  Acknowledgment; No Novation.  Borrower and Bank agree that this
         ---------------------------
Amendment shall not constitute a novation of the indebtedness evidenced by the Note.

     9.  Successors and Assigns.  This Amendment shall be binding upon and shall
         ----------------------
inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     10. Severability.  In case any one or more of the provisions contained in
         ------------
this Amendment shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

              [Remainder of this page is intentionally left blank.]

     The undersigned have caused this Amendment to be executed in the names and under the seals of the undersigned, with the intent that this be a sealed instrument.

                                       BORROWER:

                                       TREX COMPANY, LLC, a Delaware limited
                                       liability company


(SEAL)                                 By: /s/ Anthony J. Cavanna
                                          --------------------------------
                                          Anthony J. Cavanna
                                          Chief Executive Officer

                                       BANK:

                                       FIRST UNION NATIONAL BANK, a national
                                       banking association

(SEAL)                                 By: /s/ B. Scott Arthur
                                          --------------------------------
                                       Name: B. Scott Arthur
                                            ------------------------------
                                       Title: Vice President
                                             -----------------------------

                                FOURTH AMENDMENT
                               TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is dated as
                                                      ---------
of January 29, 1999 by and among TREX COMPANY, LLC, a Delaware limited liability company ("Borrower"); and FIRST UNION NATIONAL BANK, successor in interest to
          --------
First Union National Bank of Virginia, a national banking association ("Bank").
                                                                        ----

                                 R E C I T A L S

     A. Borrower and Bank are parties to that certain Credit Agreement dated as of December 10, 1996, as amended by that certain First Amendment to Credit Agreement dated as of March 1, 1997, that certain Second Amendment to Credit Agreement dated as of January 26, 1998 and that certain Third Amendment to Credit Agreement dated as of December 4, 1998 (the "Credit Agreement") and that
                                                    ----------------
certain Commercial Note dated as of December 10, 1996 (the "Note").
                                                            ----

     B. Pursuant to the Credit Agreement, Bank agreed, among other things, to make revolving credit loans to Borrower until the Termination Date on the terms and conditions set forth in the Credit Agreement.

     C. Bank has agreed to extend the Termination Date of the Note contained in the Credit Agreement on certain terms and conditions. Therefore Bank and Borrower desire to modify the Credit Agreement as provided herein.

                                A G R E E M E N T

     NOW THEREFORE, in consideration of the mutual covenants herein and for Ten Dollars and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Incorporation of Recitals.  The Recitals set forth above are
         -------------------------
incorporated herein by this reference as if fully set forth in the text of this Amendment.

     2.  Definitions.  Capitalized terms used in this Amendment and not
         -----------
otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     3.  Amended Definitions.  The definition of "Termination Date" contained in
         -------------------
Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following definition is substituted therefor:

         "Termination Date" shall mean April 10, 1999, or such later date as may be agreed by Bank, in writing.

     4.  Representations and Warranties.  Borrower hereby confirms to Bank that
         ------------------------------
all representations and warranties of Borrower contained in the Credit Agreement are true and correct as if made on the date hereof.

     5.  Full Force and Effect.  Except as specifically set forth herein, all
         ---------------------
terms and conditions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.

     6.  Binding Effect.  Borrower hereby reaffirms its covenant and agreement
         --------------
to perform, comply with and be bound by each and every one of the terms and provisions of the Credit Agreement, as modified by this Amendment.

     7.  Acknowledgment; No Novation.  Borrower and Bank agree that this
         ---------------------------
Amendment shall not constitute a novation of the indebtedness evidenced by the Note.

     8.  Successors and Assigns.  This Amendment shall be binding upon and shall
         ----------------------
inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     9.  Severability.  In case any one or more of the provisions contained in
         ------------
this Amendment shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            [The remainder of this page is intentionally left blank.]

     The undersigned have caused this Amendment to be executed in the names and under the seals of the undersigned, with the intent that this be a sealed instrument.

                                       BORROWER:

                                       TREX COMPANY, LLC, a Delaware
                                       limited liability company


(SEAL)                                 By: /s/ Anthony J. Cavanna
                                          --------------------------------
                                          Anthony J. Cavanna
                                          Chief Executive Officer


                                       BANK:

                                       FIRST UNION NATIONAL BANK, a national
                                       banking association

(SEAL)                                 By: /s/ B. Scott Arthur
                                          --------------------------------
                                       Name: B. Scott Arthur
                                            ------------------------------
                                       Title: Vice President
                                             -----------------------------

                                FIFTH AMENDMENT
                              TO CREDIT AGREEMENT


     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is dated as of
                                                     ---------
February 4, 1999 by and among TREX COMPANY, LLC, a Delaware limited liability company ("Borrower"); and FIRST UNION NATIONAL BANK, successor in interest to
          --------
First Union National Bank of Virginia, a national banking association ("Bank").
                                                                        ----


                                R E C I T A L S


     A. Borrower and Bank are parties to that certain Credit Agreement dated as of December 10, 1996, as amended by that certain First Amendment to Credit Agreement dated as of March 1, 1997, that certain Second Amendment to Credit Agreement dated as of January 26, 1998, that certain Third Amendment to Credit Agreement dated as of December 4, 1998 and that certain Fourth Amendment to Credit Agreement dated as of January 29, 1999 (the "Credit Agreement") and that
                                                    ----------------
certain Commercial Note dated as of December 10, 1996 (the "Note").
                                                            ----

     B. Pursuant to the Credit Agreement, the parties agreed, among other things, to limit Borrower's right to pay dividends.

     C. Bank and Borrower have agreed to amend the limitation contained in the Credit Agreement with respect to Borrower's right to pay dividends.



                               A G R E E M E N T


     NOW THEREFORE, in consideration of the mutual covenants herein and for Ten Dollars and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Incorporation of Recitals.  The Recitals set forth above are incorporated
     -------------------------
herein by this reference as if fully set forth in the text of this Amendment.

2.

3.   Definitions.  Capitalized terms used in this Amendment and not otherwise
     -----------
defined herein shall have the meanings set forth in the Credit Agreement.

4.

5.   3.  Amendment.  Section 5.14 of the Credit Agreement is hereby deleted in
         ---------
its entirety and the following new Section 5.14 is substituted therefor:

6.

              Section 5.14  Payments, etc.  The Borrower will not, and will not
                            --------------
         permit any of its Subsidiaries to, make any distribution, dividend, payment or delivery of property or cash to its members as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any membership or other interests or shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any membership interest in the Borrower or any shares of capital stock or other interest in any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock), except that:

              (i)  any Subsidiary of Borrower may pay dividends to Borrower; and



              (ii) Borrower may pay dividends if, after giving effect on a pro forma basis to such payment (A) no Default would exist, and (B) the ratio of Total Consolidated Debt to Total Consolidated Capitalization, as a percentage, would not exceed 50%.

     4.  Representations and Warranties.  Borrower hereby confirms to Bank that
         ------------------------------
all representations and warranties of Borrower contained in the Credit Agreement are true and correct as if made on the date hereof.

     5.  Full Force and Effect.  Except as specifically set forth herein, all
         ---------------------
terms and conditions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.

     6.  Binding Effect.  Borrower hereby reaffirms its covenant and agreement
         --------------
to perform, comply with and be bound by each and every one of the terms and provisions of the Credit Agreement, as modified by this Amendment.

     7.  Acknowledgment; No Novation.  Borrower and Bank agree that this
         ---------------------------
Amendment shall not constitute a novation of the indebtedness evidenced by the Note.

     8.  Successors and Assigns.  This Amendment shall be binding upon and
         ----------------------
shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     9.  Severability.  In case any one or more of the provisions contained in
         ------------
this Amendment shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     10. Counterparts.  This Amendment may be executed by the parties hereto in
         ------------
two counterparts, each of which shall be deemed an original and both of which shall constitute together but one and the same agreement. To facilitate execution, facsimile signatures shall be considered binding on the parties hereto.

     The undersigned have caused this Amendment to be executed in the names and under the seals of the undersigned, with the intent that this be a sealed instrument.

                                          BORROWER:

                                          TREX COMPANY, LLC, a Delaware
                                          limited liability company


                                          By: /s/ Anthony J. Cavanna      (SEAL)
                                             -----------------------------------
                                          Name: Anthony J. Cavanna
                                          Title:  Chief Executive Officer


                                          BANK:

                                          FIRST UNION NATIONAL BANK, a national
                                          banking association

                                          By: /s/ B. Scott Arthur         (SEAL)
                                             -----------------------------------
                                          Name: B. Scott Arthur
                                          Title:  Vice President

                                       3